Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of March 10, 2022.

ECP ControlCo, LLC

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

ENNV GP, LLC
By: ECP ControlCo, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

ENNV Holdings, LLC
By: ECP GP, LLC, its managing member
By: ECP ControlCo GP, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

Energy Capital Partners Holdings, LP
By: ECP ControlCo GP, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

ECP Energy Transition Opportunities Fund A, LP

By: ECP Energy Transition Opportunities GP, LP, its general partner
By: ECP Energy Transition Opportunities, LLC, its general partner
By: ECP ControlCo GP, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

ECP Energy Transition Opportunities Fund B, LP

By: ECP Energy Transition Opportunities GP, LP, its general partner
By: ECP Energy Transition Opportunities, LLC, its general partner
By: ECP ControlCo GP, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

ECP Energy Transition Opportunities GP, LP

By: ECP Energy Transition Opportunities, LLC, its general partner
By: ECP ControlCo GP, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel

ECP Energy Transition Opportunities, LLC
By: ECP ControlCo GP, LLC, its managing member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Partner and General Counsel